UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-08459
---------------------------------------------------------------------

CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.
------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010
-------------------------------------------------------------------------

(Address of Principal Executive Offices)           (Zip Code)

J. Kevin Gao, Esq.

Credit Suisse International Focus Fund, Inc.

Eleven Madison Avenue

New York, New York  10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2005 to October 31, 2006

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

October 31, 2006

■  CREDIT SUISSE
  INTERNATIONAL FOCUS FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Ave., New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2006; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse International Focus Fund

Annual Investment Adviser's Report

October 31, 2006 (unaudited)

December 11, 2006

Dear Shareholder:

Performance Summary

11/1/05 – 10/31/06

Fund & Benchmark	Performance
Common[1]	21.69%
Advisor[1]	21.04%
Class A1, 2	21.39%
Class B1, 2	20.50%
Class C1, 2	20.50%
Morgan Stanley Capital International EAFE Index[3] (gross dividends)	28.04%
Morgan Stanley Capital International EAFE Index[3] (net dividends)	27.52%

Performance for the Fund's Class A, Class B and Class C shares is without the maximum sales charge of 5.75%, 4.00% and 1.00% respectively.2

Market Review: Markets Rise on the Back of Strong Earnings and Falling Commodity Prices

For the 12-month period ending October 31, 2006, world equity markets staged strong double digit rallies due to rosy earnings expectations despite interest rate increases. Emerging markets led the pack, gaining 35% in U.S. Dollars with Continental Europe (excluding emerging markets) trailing slightly with a rise of 33.5%. In the developed world, Japan was the laggard, increasing 16.5%.

U.S. Dollar returns were enhanced in most areas as the dollar continued to lose value versus foreign currencies. This trend was most pronounced in the Euro Zone and in emerging Asia countries such as Indonesia, Korea and Thailand. Once again, Japan was an exception, with the yen actually losing steam relative to the dollar.

Growing interest rate and inflation worries — driven by rising oil prices — caused a market correction from early May through the middle of July. Subsequently, mixed data on the U.S. economy led the Federal Reserve to pause its monetary tightening cycle. This was followed by a sharp decline in the crude oil price, which fell nearly 25% from its August peak of just over $78 per barrel (Brent crude) to $59 per barrel by the end of October. Natural gas prices also experienced a precipitous decline as inventories rose to record levels due to weakening demand and a hurricane season that never materialized. Markets

Credit Suisse International Focus Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

then began to rally on the back of decreasing inflation fears and a strong earnings season in most regions of the world.

This market rally continued relatively unabated into October. Further declines in energy prices — along with an earnings season that has produced more positive than negative surprises in our view — helped fuel the recent rise in world stock markets. While we believe the economic backdrop remains reasonably benign, we still feel that bond/equity comparisons are slightly less favorable for equity markets than they were several months ago. In our view, leading indicators are beginning to roll over and many industry analysts are bullish on earnings prospects for 2007. Additionally, though valuations are not yet stretched, in our opinion, they are no longer extremely cheap.

Strategic Review and Outlook: Cautious Optimism for the Future

The Fund's Class A shares gained 21.39% for this period. The Morgan Stanley Capital International EAFE Index returned 28.04% (gross dividends) and 27.52% (net dividends). (Please note: February 28, 2006, the Fund elected to change the index to the "net dividends" version of the MSCI EAFE index from the "gross dividends" version of the MSCI EAFE index. The Fund elected to make this change because, as a U.S.-based investor, it is subject to foreign withholding taxes on dividends where applicable. As such, the Fund is not entitled to "gross dividends" and believes it should not be benchmarked against an index that includes "gross dividends" in its total return.) Strong stock selection in industrials and telecommunications contributed to performance, while underweights in the well performing sectors of utilities and materials reduced relative performance. Strong stock selection in Japan early in the fiscal year was offset by poor stock selection in the United Kingdom — caused mainly by the underperformance of mega-caps.

As stock and sector valuations have converged over the past 18 months, we have found ourselves moving closer to neutral positions in a number of sectors where we previously had relatively strong views. We are now slightly underweight industrials compared to the virtual double-weight we maintained through the majority of 2005. Conversely, we have moved from underweight to overweight in pharmaceuticals and have reduced our overweight energy position back to neutral.

Geographically, the changes have been less pronounced. We reduced our weighting in Japan at the beginning of the year after a very strong showing in 2005. Our emerging markets position fluctuated earlier this year as we capitalized on our analysis of attractive entry and exit points caused by market volatility. Additionally, our overall European weighting has nudged up slightly.

Credit Suisse International Focus Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Going forward, we are adopting a more cautious stance in the short term as we anticipate the markets may be close to discounting the current positive environment. Though we believe that macro fundamentals are, for the most part, healthy, we currently prefer to focus on companies we believe that can sustain growth regardless of the economic cycle.

The Credit Suisse International Equity Team is responsible for the day-to-day management of the Fund. The current team members are Neil Gregson and Tom Mann. Mr. Gregson and Mr. Mann are co-lead portfolio managers of the Fund, sharing equally in the day-to-day responsibilities of portfolio management, including stock research and selection, portfolio construction, and risk management. Nancy Nierman and Emily Alejos are no longer members of the team. For more information, please see the prospectus.

The Credit Suisse International Equity Team

Neil Gregson

Tom Mann

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. The Fund's fifteen largest holdings may account for 40% or more of the Fund's assets. As a result of this strategy, the Fund may be subject to greater volatility than a portfolio that invests in a larger number of issuers.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Credit Suisse International Focus Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse International Focus Fund1 Common Class shares and the MSCI EAFE Index3,4 from Inception (3/31/97).

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse International Focus Fund1 Advisor Class shares and the MSCI EAFE Index3,5 from Inception (12/24/01).

Credit Suisse International Focus Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse International Focus Fund1 Class A shares2,
Class B shares2, Class C shares2 and the MSCI EAFE Index3,6 from
Inception (11/30/01).

Credit Suisse International Focus Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Average Annual Returns as of September 30, 20061

	1 Year	5 Years	Since Inception
Common Class	14.69%	11.20%	8.14%
Advisor Class	14.11%	—	10.51%
Class A Without Sales Charge	14.42%	—	10.50%
Class A With Maximum Sales Charge	7.86%	—	9.15%
Class B Without CDSC	13.60%	—	9.67%
Class B With Maximum CDSC	9.60%	—	9.67%
Class C Without CDSC	13.58%	—	9.58%
Class C With Maximum CDSC	12.58%	—	9.58%

Average Annual Returns as of October 31, 20061

	1 Year	5 Years	Since Inception
Common Class	21.69%	11.44%	8.42%
Advisor Class	21.04%	—	11.03%
Class A Without Sales Charge	21.39%	—	11.02%
Class A With Maximum Sales Charge	14.42%	—	9.69%
Class B Without CDSC	20.50%	—	10.19%
Class B With Maximum CDSC	16.50%	—	10.19%
Class C Without CDSC	20.50%	—	10.10%
Class C With Maximum CDSC	19.50%	—	10.10%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 5.75%), was 14.42%. Total return for the Fund's Class B shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 4%), was 16.50%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1%), was 19.50%.

3  The Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International, Inc. Effective February 28, 2006 the Fund elected to change the index to the "net dividends" version of the MSCI EAFE Index from the "gross dividends" version of the MSCI EAFE Index. Investors cannot invest directly in an index.

4  Performance for the benchmark is not available for the period beginning March 31, 1997. For that reason, performance is shown for the period beginning April 1, 1997.

5  Performance for the benchmark is not available for the period beginning December 24, 2001. For that reason, performance is shown for the period beginning January 1, 2002.

6  Performance for the benchmark is not available for the period beginning November 30, 2001. For that reason, performance is shown for the period beginning December 1, 2001.

Credit Suisse International Focus Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2006.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse International Focus Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended October 31, 2006

Actual Fund Return	Common Class	Advisor Class	Class A	Class B	Class C
Beginning Account Value 5/1/06	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/06	$1,006.30	$1,003.80	$1,005.00	$1,001.30	$1,001.30
Expenses Paid per $1,000*	$7.23	$9.75	$8.49	$12.26	$12.26
Hypothetical 5% Fund Return
Beginning Account Value 5/1/06	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/06	$1,018.00	$1,015.48	$1,016.74	$1,012.96	$1,012.96
Expenses Paid per $1,000*	$7.27	$9.80	$8.54	$12.33	$12.33
	Common Class	Advisor Class	Class A	Class B	Class C
Annualized Expense Ratios*	1.43%	1.93%	1.68%	2.43%	2.43%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse International Focus Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse International Focus Fund

Schedule of Investments

October 31, 2006

	Number of Shares	Value
COMMON STOCKS (97.5%)
Brazil (0.8%)
Oil & Gas (0.8%)
Petroleo Brasileiro SA - Petrobras ADR	26,000	$2,104,960
TOTAL BRAZIL		2,104,960
Denmark (2.8%)
Pharmaceuticals (2.8%)
Novo Nordisk AS Series B	93,500	7,044,226
TOTAL DENMARK		7,044,226
Europe (0.5%)
Diversified Financials (0.5%)
KKR Private Equity Investors LP*	54,000	1,174,500
TOTAL EUROPE		1,174,500
France (15.8%)
Banks (4.3%)
BNP Paribas	35,094	3,854,406
Societe Generale§	43,240	7,178,702
		11,033,108
Beverages (2.0%)
Pernod Ricard SA§	24,839	4,972,646
Insurance (2.9%)
Axa§	195,939	7,454,386
Media (1.7%)
Lagardere S.C.A.§	58,562	4,213,432
Oil & Gas (1.3%)
Total SA§	50,681	3,428,469
Pharmaceuticals (1.0%)
Sanofi-Aventis§	29,769	2,534,960
Textiles & Apparel (2.6%)
LVMH Moet Hennessy Louis Vuitton SA§	62,810	6,542,251
TOTAL FRANCE		40,179,252
Germany (7.3%)
Auto Components (1.6%)
Continental AG	36,248	4,060,972
Banks (1.0%)
Bayerische Hypo-und Vereinsbank AG§	56,620	2,568,196
Electric Utilities (1.7%)
E.ON AG	34,900	4,202,536
Multi-Utilities (1.7%)
RWE AG	44,795	4,436,806

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Germany
Software (1.3%)
SAP AG	16,824	$3,349,517
TOTAL GERMANY		18,618,027
Greece (1.8%)
Diversified Telecommunication Services (1.8%)
Hellenic Telecommunications Organization SA (OTE)*	178,310	4,615,865
TOTAL GREECE		4,615,865
India (1.4%)
Diversified Telecommunication Services (1.4%)
Bharti Airtel, Ltd.*	310,443	3,645,583
TOTAL INDIA		3,645,583
Israel (1.3%)
Pharmaceuticals (1.3%)
Teva Pharmaceutical Industries, Ltd. ADR	100,000	3,297,000
TOTAL ISRAEL		3,297,000
Italy (3.6%)
Banks (2.5%)
SanPaolo IMI SpA§	235,595	5,026,730
UniCredito Italiano SpA	159,837	1,324,583
		6,351,313
Oil & Gas (1.1%)
Eni SpA§	91,442	2,766,193
TOTAL ITALY		9,117,506
Japan (20.1%)
Auto Components (1.1%)
Bridgestone Corp.	137,000	2,848,615
Banks (3.5%)
Mitsubishi UFJ Financial Group, Inc.§	257	3,254,266
Mizuho Financial Group, Inc.	717	5,563,695
		8,817,961
Chemicals (4.3%)
Kuraray Company, Ltd.	278,500	3,149,946
Shin-Etsu Chemical Company, Ltd.	117,800	7,709,027
		10,858,973
Diversified Financials (1.8%)
Daiwa Securities Group, Inc.	403,000	4,548,763
Electronic Equipment & Instruments (1.5%)
Omron Corp.	151,300	3,890,843
Household Products (1.5%)
Uni-Charm Corp.§	69,200	3,850,033

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Japan
Machinery (1.7%)
Komatsu, Ltd.	235,000	$4,221,253
Specialty Retail (2.2%)
Yamada Denki Company, Ltd.	55,800	5,534,554
Trading Companies & Distributors (2.5%)
Mitsubishi Corp.	333,000	6,417,823
TOTAL JAPAN		50,988,818
Luxembourg (1.4%)
Energy Equipment & Services (1.4%)
Acergy SA*§	199,100	3,620,685
TOTAL LUXEMBOURG		3,620,685
Mexico (1.8%)
Wireless Telecommunication Services (1.8%)
America Movil SA de CV ADR Series L	103,200	4,424,184
TOTAL MEXICO		4,424,184
Netherlands (4.7%)
Banks (1.7%)
ABN AMRO Holding NV	144,481	4,210,086
Food Products (1.8%)
Royal Numico NV§	103,050	4,603,262
Oil & Gas (1.2%)
Royal Dutch Shell PLC Class A§	88,500	3,077,663
TOTAL NETHERLANDS		11,891,011
Norway (1.5%)
Banks (1.5%)
DNB NOR ASA	286,800	3,753,188
TOTAL NORWAY		3,753,188
Singapore (1.7%)
Banks (1.7%)
United Overseas Bank, Ltd.	376,556	4,276,087
TOTAL SINGAPORE		4,276,087
South Korea (1.8%)
Machinery (1.8%)
Samsung Heavy Industries Company, Ltd.§	171,170	4,581,916
TOTAL SOUTH KOREA		4,581,916
Spain (0.8%)
Tobacco (0.8%)
Altadis SA	43,312	2,071,446
TOTAL SPAIN		2,071,446

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
Sweden (1.6%)
Communications Equipment (1.6%)
Telefonaktiebolaget LM Ericsson	1,051,000	$3,973,175
TOTAL SWEDEN		3,973,175
Switzerland (4.9%)
Banks (3.0%)
Julius Baer Holding, Ltd.	28,275	2,984,007
UBS AG	78,742	4,702,634
		7,686,641
Pharmaceuticals (1.9%)
Novartis AG	77,657	4,714,598
TOTAL SWITZERLAND		12,401,239
Taiwan (2.4%)
Diversified Telecommunication Services (1.1%)
Chunghwa Telecom Company, Ltd. ADR	147,735	2,702,073
Semiconductor Equipment & Products (1.3%)
MediaTek, Inc.	344,960	3,358,327
TOTAL TAIWAN		6,060,400
United Kingdom (19.5%)
Aerospace & Defense (1.5%)
BAE Systems PLC	470,600	3,762,061
Banks (5.2%)
Barclays PLC	242,740	3,270,067
HSBC Holdings PLC§	317,800	6,010,691
Royal Bank of Scotland Group PLC	109,211	3,887,079
		13,167,837
Beverages (1.4%)
SABMiller PLC	185,739	3,591,496
Commercial Services & Supplies (0.5%)
Hays PLC	447,358	1,265,724
Metals & Mining (3.3%)
BHP Billiton PLC	229,069	4,410,202
Vedanta Resources PLC§	143,048	3,964,606
		8,374,808
Oil & Gas (2.0%)
BP PLC	466,413	5,213,301
Pharmaceuticals (3.0%)
AstraZeneca PLC	48,240	2,842,443
GlaxoSmithKline PLC	179,565	4,784,736
		7,627,179

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Schedule of Investments (continued)

October 31, 2006

	Number of Shares	Value
COMMON STOCKS
United Kingdom
Tobacco (1.3%)
Imperial Tobacco Group PLC	94,392	$3,342,944
Wireless Telecommunication Services (1.3%)
Vodafone Group PLC	1,239,652	3,193,759
TOTAL UNITED KINGDOM		49,539,109
TOTAL COMMON STOCKS (Cost $175,661,732)		247,378,177
SHORT-TERM INVESTMENTS (20.9%)
State Street Navigator Prime Portfolio§§	47,519,888	47,519,888
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 4.100%, 11/01/06	$5,315	5,315,000
TOTAL SHORT-TERM INVESTMENTS (Cost $52,834,888)		52,834,888
TOTAL INVESTMENTS AT VALUE (118.4%) (Cost $228,496,620)		300,213,065
LIABILITIES IN EXCESS OF OTHER ASSETS (-18.4%)		(46,550,775)
NET ASSETS (100.0%)		$253,662,290

INVESTMENT ABBREVIATION

ADR = American Depositary Receipt

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Statement of Assets and Liabilities

October 31, 2006

Assets
Investments at value, including collateral for securities on loan of $47,519,888 (Cost $228,496,620) (Note 2)	$300,213,065[1]
Cash	507
Foreign currency at value (cost $470,589)	454,572
Receivable for investments sold	1,670,909
Dividend and interest receivable	297,363
Receivable for fund shares sold	32,268
Prepaid expenses and other assets	43,592
Total Assets	302,712,276
Liabilities
Advisory fee payable (Note 3)	197,247
Administrative services fee payable (Note 3)	39,635
Shareholder servicing/Distribution fee payable (Note 3)	14,275
Payable upon return of securities loaned (Note 2)	47,519,888
Payable for investments purchased	738,012
Payable for fund shares redeemed	238,674
Deferred foreign tax liability (Note 2)	113,427
Directors' fee payable	7,583
Other accrued expenses payable	181,245
Total Liabilities	49,049,986
Net Assets
Capital stock, $0.001 par value (Note 6)	15,866
Paid-in capital (Note 6)	254,885,498
Undistributed net investment income	2,133,173
Accumulated net realized loss on investments and foreign currency transactions	(74,958,994)
Net unrealized appreciation from investments and foreign currency translations	71,586,747
Net Assets	$253,662,290
Common Shares
Net assets	$217,818,505
Shares outstanding	13,615,137
Net asset value, offering price, and redemption price per share	$16.00
Advisor Shares
Net assets	$17,786,450
Shares outstanding	1,118,586
Net asset value, offering price, and redemption price per share	$15.90
A Shares
Net assets	$14,292,648
Shares outstanding	892,328
Net asset value and redemption price per share	$16.02
Maximum offering price per share (net asset value/(1-5.75%))	$17.00
B Shares
Net assets	$2,066,235
Shares outstanding	131,374
Net asset value and offering price per share	$15.73
C Shares
Net assets	$1,698,452
Shares outstanding	108,412
Net asset value and offering price per share	$15.67

1  Including $45,231,271 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Statement of Operations

For the Year Ended October 31, 2006

Investment Income (Note 2)
Dividends	$6,307,427
Interest	263,037
Securities lending	215,430
Foreign taxes withheld	(562,122)
Total investment income	6,223,772
Expenses
Investment advisory fees (Note 3)	2,536,964
Administrative services fees (Note 3)	395,099
Shareholder servicing/Distribution fees (Note 3)
Advisor Class	95,456
Class A	40,400
Class B	21,385
Class C	16,357
Transfer agent fees (Note 3)	486,605
Custodian fees	151,928
Registration fees	76,977
Printing fees (Note 3)	59,785
Audit and tax fees	39,549
Directors' fees	24,813
Legal fees	24,708
Insurance expense	17,243
Commitment fees (Note 4)	6,668
Miscellaneous expense	21,609
Total expenses	4,015,546
Less: advisory fees waived (Note 3)	(85,478)
Net expenses	3,930,068
Net investment income	2,293,704
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	26,832,398
Net realized loss on foreign currency transactions	(157,744)
Net change in unrealized appreciation (depreciation) from investments	20,266,447
Net change in unrealized appreciation (depreciation) from foreign currency translations	(129,838)
Net realized and unrealized gain from investments and foreign currency related items	46,811,263
Net increase in net assets resulting from operations	$49,104,967

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
From Operations
Net investment income	$2,293,704	$2,407,500
Net realized gain on investments and foreign currency transactions	26,674,654	26,270,934
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	20,136,609	16,859,937
Net increase in net assets resulting from operations	49,104,967	45,538,371
From Dividends
Dividends from net investment income
Common Class shares	(1,965,321)	(1,225,276)
Advisor Class shares	(89,571)	(24,355)
Class A shares	(122,467)	(52,794)
Class B shares	(868)	—
Class C shares	(760)	—
Net decrease in net assets resulting from dividends	(2,178,987)	(1,302,425)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	15,786,670	15,735,224
Reinvestment of dividends	2,101,203	1,257,602
Net asset value of shares redeemed	(51,275,719)[1]	(72,962,659)[2]
Net decrease in net assets from capital share transactions	(33,387,846)	(55,969,833)
Net increase (decrease) in net assets	13,538,134	(11,733,887)
Net Assets
Beginning of year	240,124,156	251,858,043
End of year	$253,662,290	$240,124,156
Undistributed net investment income	$2,133,173	$2,178,967

1  Net of $6,153 of redemption fees retained by the Fund.

2  Net of $6,471 of redemption fees retained by the Fund.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Financial Highlights

(For a Common Class Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of year	$13.27	$11.12	$9.94	$8.07	$9.59
INVESTMENT OPERATIONS
Net investment income[1]	0.14	0.13	0.07	0.07	0.08
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.72	2.09	1.19	1.85	(1.59)
Total from investment operations	2.86	2.22	1.26	1.92	(1.51)
REDEMPTION FEES	0.00[2]	0.00[2]	0.00[2]	0.00[2]	—
LESS DIVIDENDS
Dividends from net investment income	(0.13)	(0.07)	(0.08)	(0.05)	(0.01)
Net asset value, end of year	$16.00	$13.27	$11.12	$9.94	$8.07
Total return[3]	21.69%	20.00%	12.77%	24.04%	(15.85)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$217,819	$202,442	$211,788	$222,979	$218,897
Ratio of expenses to average net assets	1.48%	1.55%	1.60%	1.60%	1.47%
Ratio of net investment income to average net assets	0.97%	1.05%	0.69%	0.84%	0.88%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	—	0.05%	0.09%	0.23%
Portfolio turnover rate	39%	50%	91%	126%	150%

1  Per share information is calculated using the average shares outstanding method.

2  This represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Financial Highlights

(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2006	2005	2004	2003	2002[1]
Per share data
Net asset value, beginning of period	$13.20	$11.06	$9.91	$8.04	$9.67
INVESTMENT OPERATIONS
Net investment income[2]	0.08	0.06	0.02	0.03	0.04
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.69	2.09	1.17	1.85	(1.67)
Total from investment operations	2.77	2.15	1.19	1.88	(1.63)
REDEMPTION FEES	—	—	—	—	0.00[3]
LESS DIVIDENDS
Dividends from net investment income	(0.07)	(0.01)	(0.04)	(0.01)	—
Net asset value, end of period	$15.90	$13.20	$11.06	$9.91	$8.04
Total return[4]	21.04%	19.48%	12.04%	23.49%	(16.96)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$17,786	$17,848	$20,706	$35,302	$43,395
Ratio of expenses to average net assets	1.98%	2.05%	2.10%	2.10%	1.99%[5]
Ratio of net investment income to average net assets	0.47%	0.55%	0.19%	0.38%	0.47%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	—	0.05%	0.09%	0.24%[5]
Portfolio turnover rate	39%	50%	91%	126%	150%

1  For the period December 24, 2001 (inception date) through October 31, 2002.

2  Per share information is calculated using the average shares outstanding method.

3  This represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Financial Highlights

(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2006	2005	2004	2003	2002[1]
Per share data
Net asset value, beginning of period	$13.29	$11.14	$9.97	$8.07	$9.77
INVESTMENT OPERATIONS
Net investment income[2]	0.11	0.10	0.05	0.07	0.07
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.72	2.09	1.18	1.85	(1.77)
Total from investment operations	2.83	2.19	1.23	1.92	(1.70)
LESS DIVIDENDS
Dividends from net investment income	(0.10)	(0.04)	(0.06)	(0.02)	—
Net asset value, end of period	$16.02	$13.29	$11.14	$9.97	$8.07
Total return[3]	21.39%	19.70%	12.40%	23.88%	(17.32)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$14,293	$16,336	$15,740	$16,106	$114
Ratio of expenses to average net assets	1.73%	1.80%	1.85%	1.85%	1.74%[4]
Ratio of net investment income to average net assets	0.72%	0.80%	0.44%	0.79%	0.80%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	—	0.05%	0.09%	0.24%[4]
Portfolio turnover rate	39%	50%	91%	126%	150%

1  For the period November 30, 2001 (inception date) through October 31, 2002.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Financial Highlights

(For a Class B Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2006	2005	2004	2003	2002[1]
Per share data
Net asset value, beginning of period	$13.06	$10.99	$9.85	$8.04	$9.77
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.00[3]	0.01	(0.03)	(0.01)	(0.01)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.68	2.06	1.17	1.82	(1.72)
Total from investment operations	2.68	2.07	1.14	1.81	(1.73)
LESS DIVIDENDS
Dividends from net investment income	(0.01)	—	—	(0.00)[3]	—
Net asset value, end of period	$15.73	$13.06	$10.99	$9.85	$8.04
Total return[4]	20.50%	18.84%	11.57%	22.70%	(17.78)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$2,066	$1,873	$1,979	$2,070	$175
Ratio of expenses to average net assets	2.48%	2.55%	2.60%	2.60%	2.44%[5]
Ratio of net investment income (loss) to average net assets	(0.03)%	0.05%	(0.31)%	(0.09)%	(0.06)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	—	0.05%	0.09%	0.21%[5]
Portfolio turnover rate	39%	50%	91%	126%	150%

1  For the period November 30, 2001 (inception date) through October 31, 2002.

2  Per share information is calculated using the average shares outstanding method.

3  This represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Financial Highlights

(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2006	2005	2004	2003	2002[1]
Per share data
Net asset value, beginning of period	$13.01	$10.95	$9.81	$8.00	$9.77
INVESTMENT OPERATIONS
Net investment income (loss)[2]	(0.02)	0.01	(0.02)	(0.04)	(0.04)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.69	2.05	1.16	1.85	(1.73)
Total from investment operations	2.67	2.06	1.14	1.81	(1.77)
LESS DIVIDENDS
Dividends from net investment income	(0.01)	—	—	(0.00)[3]	—
Net asset value, end of period	$15.67	$13.01	$10.95	$9.81	$8.00
Total return[4]	20.50%	18.81%	11.62%	22.67%	(18.09)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,698	$1,626	$1,645	$591	$100
Ratio of expenses to average net assets	2.48%	2.55%	2.60%	2.60%	2.53%[5]
Ratio of net investment income (loss) to average net assets	(0.03)%	0.05%	(0.31)%	(0.43)%	(0.49)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	—	0.05%	0.09%	0.24%[5]
Portfolio turnover rate	39%	50%	91%	126%	150%

1  For the period November 30, 2001 (inception date) through October 31, 2002.

2  Per share information is calculated using the average shares outstanding method.

3  This represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse International Focus Fund

Notes to Financial Statements

October 31, 2006

Note 1. Organization

Credit Suisse International Focus Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company that seeks long-term capital appreciation. The Fund was incorporated in the State of Maryland on October 24, 1997.

The Fund is authorized to offer five classes of shares: Common Class shares, Advisor Class shares, Class A shares, Class B shares and Class C shares. The Fund's Common Class shares are closed to new investors, with certain exceptions as set forth in the prospectus. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.75%. Class B shares are sold subject to a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 2. Significant Accounting Policies

the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 2. Significant Accounting Policies

Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2006, the Fund had no open forward foreign currency contracts.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Fund's security lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 2. Significant Accounting Policies

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2006, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $2,847,885, of which $2,563,880 was rebated to borrowers (brokers). The Fund retained $215,430 in income from the cash collateral investment, and SSB, as lending agent, was paid $68,575. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income is earned or gains are realized.

The Fund may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. Effective March 1, 2006 to February 28, 2007, Credit Suisse agreed to voluntarily waive part of its investment advisory fee from 1.00% to 0.95%. For the year ended

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 3. Transactions with Affiliates and Related Parties

October 31, 2006, investment advisory fees earned and voluntarily waived were $2,536,964 and $85,478, respectively. Credit Suisse will not recapture from the Fund any fees it waived during the fiscal year ended October 31, 2006. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited (U.K.) ("Credit Suisse U.K."), and Credit Suisse Asset Management Limited (Australia) ("Credit Suisse Australia"), each an affiliate of Credit Suisse, are sub-investment advisers to the Fund (the "Sub-Advisers"). Credit Suisse U.K.'s and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Fund.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. For the year ended October 31, 2006, co-administrative services fees earned by CSAMSI were $253,696. Effective December 1, 2006, the co-administration fee was reduced to an annual rate of 0.09%.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2006, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $141,403.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. Advisor Class shares may pay such fees at an annual rate not to exceed 0.75% of the Advisor Class' average daily net assets, and such fees are currently calculated at an annual rate of 0.50% of average daily net assets. For Class A shares the fees are calculated at an annual rate of 0.25% of the average daily net assets. For Class B and Class C shares of the Fund, the fees are calculated at an annual rate of 1.00% of the average daily net assets. Common Class shares do not bear distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation for these services from Credit Suisse. Credit Suisse is then reimbursed by the Fund. For the year ended

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 3. Transactions with Affiliates and Related Parties

October 31, 2006, the Fund reimbursed Credit Suisse $230,448 which is included in the Fund's transfer agent expense.

For the year ended October 31, 2006, CSAMSI and its affiliates advised the Fund that they retained $9,520 from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2006, Merrill was paid $371 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At October 31, 2006 and during the year ended October 31, 2006, the Fund had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments) were $96,615,400 and $129,122,086, respectively.

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 6. Capital Share Transactions

The Fund is authorized to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are classified as Common class shares, two billion are classified as Advisor class shares, one billion are classified as Class A shares, one billion are classified as Class B shares and one billion are classified as Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Common Class
	For the Year Ended October 31, 2006		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	597,833	$8,923,877	777,388	$9,517,270
Shares issued in reinvestment of dividends	133,565	1,896,620	97,757	1,183,831
Shares redeemed	(2,372,120)	(35,236,623)	(4,673,136)	(57,396,751)
Net decrease	(1,640,722)	$(24,416,126)	(3,797,991)	$(46,695,650)
	Advisor Class
	For the Year Ended October 31, 2006		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	261,924	$3,883,673	242,520	$2,991,223
Shares issued in reinvestment of dividends	6,316	89,565	2,014	24,354
Shares redeemed	(502,036)	(7,400,862)	(764,221)	(9,298,732)
Net decrease	(233,796)	$(3,427,624)	(519,687)	$(6,283,155)
	Class A
	For the Year Ended October 31, 2006		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	146,719	$2,179,607	237,951	$2,906,025
Shares issued in reinvestment of dividends	8,028	114,403	4,067	49,417
Shares redeemed	(491,625)	(7,415,703)	(426,379)	(5,204,163)
Net decrease	(336,878)	$(5,121,693)	(184,361)	$(2,248,721)
	Class B
	For the Year Ended October 31, 2006		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	34,616	$503,445	16,675	$202,214
Shares issued in reinvestment of dividends	38	544	—	—
Shares redeemed	(46,691)	(689,432)	(53,329)	(638,339)
Net decrease	(12,037)	$(185,443)	(36,654)	$(436,125)

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 6. Capital Share Transactions

	Class C
	For the Year Ended October 31, 2006		For the Year Ended October 31, 2005
	Shares	Value	Shares	Value
Shares sold	20,342	$296,068	9,936	$118,492
Shares issued in reinvestment of dividends	5	71	—	—
Shares redeemed	(36,886)	(533,099)	(35,291)	(424,674)
Net decrease	(16,539)	$(236,960)	(25,355)	$(306,182)

Effective September 16, 2002, a redemption fee of 2% of the value of Common Class and Advisor Class shares redeemed or exchanged within 30 days from the date of purchase is charged to shareholders. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends are redeemed first, followed by the shares held longest. Effective March 1, 2007, the Fund will impose a 2% redemption fee on all classes of shares currently being offered that are purchased on or after March 1, 2007 and redeemed or exchanged within 30 days from the date of purchase.

On October 31, 2006, the number of shareholders that held 5% or more of the outstanding shares for each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Common Class	2	40%
Advisor Class	1	98%
Class A	1	45%
Class B	2	38%
Class C	1	86%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 7. Federal Income Taxes

The tax characteristics of dividends paid during the years ended October 31, 2006 and 2005, respectively, by the Fund were as follows:

Ordinary Income
2006	2005
$2,178,987	$1,302,425

The tax basis of components of distributable earnings differ from the amounts reflected in the statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and a market to market on forward contracts.

As of October 31, 2006, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$2,133,173
Accumulated net realized loss	(74,702,481)
Unrealized appreciation	71,330,234
$(1,239,074)

At October 31, 2006, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires October 31,
2008	2009	2010	2011
$2,168,411	$2,617,009	$62,757,794	$7,159,267

During the tax year ended October 31, 2006, the Fund has utilized $26,814,655 of the capital loss carryforward.

Included in the Fund's capital loss carryforwards which expire in 2008 and 2009 is $2,168,411 and $1,047,721 acquired in the Credit Suisse International Small Company Fund merger, which is subject to IRS limitations.

Included in the Fund's capital loss carryforwards which expire in 2009 is $760,036 acquired in the Credit Suisse International Equity Fund merger.

Included in the Fund's capital loss carryforwards which expire in 2009 and 2010 is $809,252 and $827,416 respectively, acquired in the Credit Suisse International Fund merger, which is subject to IRS limitations.

Included in the Fund's capital loss carryforwards which expire in 2010 is $1,664,460, acquired in the Credit Suisse European Equity Fund merger, which is subject to IRS limitations.

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 7. Federal Income Taxes

At October 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were as follows; $228,764,992, $73,496,130, $(2,048,057) and $71,448,073, respectively.

At October 31, 2006, the Fund reclassified $160,511 from accumulated undistributed net investment income to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency gain/(loss).

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

Credit Suisse International Focus Fund

Notes to Financial Statements (continued)

October 31, 2006

Note 9. Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

Credit Suisse International Focus Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse International Focus Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse International Focus Fund, Inc. (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 18, 2006

Credit Suisse International Focus Fund

Information Concerning Directors and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Director, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	42	Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Director, Nominating and Audit Committee Member	Since 1999	Currently retired	36	None

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Director, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	35	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1  Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

2  Mr. Garten was initially appointed as a Director of the Fund on February 6, 1998. He resigned as Director on February 3, 2000 and was subsequently reappointed on December 21, 2000.

Credit Suisse International Focus Fund

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Director, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	35	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member	Director since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001.	42	Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Director

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Director	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	35	None

3  Mr. Kenneally is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

Credit Suisse International Focus Fund

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Steven B. Plump Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 02/08/59	Chief Executive Officer and President	Since 2005	Managing Director; Associated with Credit Suisse or its predecessor since 1995; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

Credit Suisse International Focus Fund

Tax Information Letter

October 31, 2006 (unaudited)

Important Tax Information for Shareholders

For the fiscal year ended October 31, 2006, the Fund designates approximately $2,178,987, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Fund pays a distribution during the calendar year 2006, complete information will be reported in conjunction with Form 1099-DIV.

Credit Suisse International Focus Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

This page intentionally left blank

P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  INT-AR-1006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2006. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2006.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has three audit committee financial experts serving on its audit committee: Enrique R. Arzac, Richard H. Francis and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2005 and October 31, 2006.

	2005	2006

Audit Fees	$27,922	$30,733

Audit-Related Fees[1]	$3,150	$3,245

Tax Fees[2]	$2,439	$2,515

All Other Fees	--	--

Total	$33,511	$36,493

1 Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,150 for 2005 and $3,245 for 2006).

2 Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006.

	2005	2006

Audit-Related Fees	N/A	N/A

2

Tax Fees	N/A	N/A

All Other Fees	$2,444,000	N/A

Total	$2,444,000	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2005	2006

Audit-Related Fees	N/A	N/A

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006:

	2005	2006

Audit-Related Fees	N/A	N/A

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2005 and October 31, 2006 were $5,589 and $5,760, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

4

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

/s/ Steven B. Plump
Name:	Steven B. Plump
Title:	Chief Executive Officer
Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven B. Plump
Name:	Steven B. Plump
Title:	Chief Executive Officer
Date:	December 29, 2006

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	December 29, 2006

6